SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 13, 2005
(Date of earliest event reported)

CAPSTEAD MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-08896	75-2027937
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800	75225
(Address of Principal Executive Offices)	(Zip code)

(214) 874-2323
Registrant’s Telephone Number, Including Area Code

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The 1997 Flexible Long Term Incentive Plan (the “1997 Plan”) and the 2004 Flexible Long-Term Incentive Plan (the “2004 Plan,” collectively the “Stock Incentive Plans”) of Capstead Mortgage Corporation (the “Company”) provide the Company with the flexibility to offer key officers, employees and directors performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the stockholders of the Company and promote the Company’s long-term growth and success. On May 13, 2005, the Compensation Committee of the Board of Directors of the Company approved grants of options and restricted stock to the Company’s officers and employees. Included in the grants approved on May 13, 2005 were the following option and restricted stock grants under the 2004 Plan to those individuals who qualify as “named executive officers” (pursuant to Item 402(a)(3) of the Securities and Exchange Commission Regulation S-K):

Executive Officer	Number of Options Granted	Number of Shares Granted

Andrew F. Jacobs President and Chief Executive Officer	100,000	40,000
Amar R. Patel Senior Vice President - Asset and Liability Management	50,000	20,000
Phillip A. Reinsch Senior Vice President, Chief Financial Officer and Secretary	50,000	20,000
Robert R. Spears, Jr. Senior Vice President - Asset and Liability Management	50,000	20,000
Michael W. Brown Vice President - Asset and Liability Management and Treasurer	30,000	12,000

The Compensation Committee also approved the grant of 80,000 options and 25,600 shares of restricted stock to other employees of the Company under the 1997 Plan.

The options issued to officers and employees have an exercise price of $7.82 per share, are subject to vesting in four equal installments commencing on May 13, 2006, and expire on May 13, 2015. The restricted stock granted to officers and employees is subject to vesting in four equal installments commencing on May 13, 2006.

Additionally, on May 13, 2005, the Board of Directors of the Company approved grants under the 2004 Plan of options and restricted stock to the non-executive members of the Company’s Board of Directors as follows:

Director	Number of Options Granted	Number of Shares Granted

Paul M. Low	10,000	5,000
Gary Keiser	10,000	5,000
Michael G. O’Neil	10,000	5,000
Howard Rubin	10,000	5,000
Mark S. Whiting	10,000	5,000

The options issued to non-executive directors have an exercise price of $7.82 per share, are fully vested upon issuance, and expire on May 13, 2015. The restricted stock granted to non-executive directors is subject to vesting in four equal installments commencing on May 13, 2006.

With these options and restricted stock grants, the status of the Company’s Stock Incentive Plans is as follows:

	1997 Plan	2004 Plan
Number of securities to be issued upon
exercise of outstanding options	127,838	330,000
Number of securities remaining available
for future issuance	186,152	529,164

On May 13, 2005 the Board of Directors of the Company also raised the annual retainer paid to non-executive members of the Board of Directors by $5,000 to $35,000 and instituted $5,000 annual retainers for the chairs of the Audit, Compensation and Governance & Nominating Committees.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

Date: May 17, 2005	By:	/s/ PHILLIP A. REINSCH
Phillip A. Reinsch
Senior Vice President and Chief Financial Officer